                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

             ALLSTATE NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           ------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

           ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculatd and state how it was determined):

           ------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           ------------------------------------------------------------------

      (5)  Total fee paid:

           ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

          ------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------

      (3) Filing Party:

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      (4) Date Filed:

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


                           ALLSTATE ASSURANCE COMPANY
                               SEPARATE ACCOUNT B
       (formerly Provident National Assurance Company Separate Account B)
                          c/o UnumProvident Corporation
                 1 Fountain Square Chattanooga, Tennessee 37402
                            Telephone: (800) 718-8824

                                 March 15, 2002

The Annual Meeting of Contractowners who hold contracts issued pursuant to Allstate Assurance Company (formerly Provident National Assurance Company) Separate Account B will be held at 9:00 a.m. on April 9, 2002, at the UnumProvident Corporation Building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the proxy card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN April 8, 2002. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your proxy card.

Your contract/certificate number and the total number of votes you may cast are shown above on the proxy card.

                                      Yours sincerely,

                                      /s/ Susan N. Roth
                                      ----------------------------
                                      Susan N. Roth
                                      Secretary, Board of Managers

Enclosures

                           ALLSTATE ASSURANCE COMPANY
                               SEPARATE ACCOUNT B
       (formerly Provident National Assurance Company Separate Account B)
                          c/o UnumProvident Corporation
                 1 Fountain Square Chattanooga, Tennessee 37402
                            Telephone: (800) 718-8824

                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON APRIL 9, 2002

Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the "Separate Account") of Allstate Assurance Company (formerly Provident National Assurance Company) (the "Company"), which meeting shall be held at 9:00 a.m. on Tuesday, April 9, 2002, at the UnumProvident Corporation Building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1. Election of three (3) members of the Board of Managers of the Separate Account whose terms shall run until the next annual meeting or until their successors are duly elected and qualified;

2. Ratification of the selection and appointment of Ernst & Young as the Independent Auditors for the Separate Account;

3. Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the record date for the determination of contract owners entitled to notice of and to vote at the meeting is at the close of business on February 22, 2002. A contract owner will be entitled to vote only if he was the owner on the record date and is still the owner on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the proxy card as soon as possible.

March 15, 2002

                                        /s/ Susan N. Roth
                                        ------------------------
                                        Susan N. Roth
                                        Secretary, Board of Managers

                                 PROXY STATEMENT
                       ANNUAL MEETING OF CONTRACTOWNERS OF
                           ALLSTATE ASSURANCE COMPANY
                               SEPARATE ACCOUNT B
       (formerly Provident National Assurance Company Separate Account B)

                           TO BE HELD ON APRIL 9, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Allstate Assurance Company Separate Account B (the "Separate Account") for use at the Annual Meeting of Contractowners to be held on Tuesday, April 9, 2002, at 9:00 a.m. at the UnumProvident Corporation building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by UnumProvident Corporation. Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of UnumProvident Corporation who will not be compensated for such services. The Variable Annuity Insurance Company ("VALIC"), 205 East 10th Street, Amarillo, Texas 79101, has been retained as the Administrator of the Separate Account. The Administrator has contracted with Management Information Services, and ADP Company to provide proxy mailing and collection services to the Separate Account. The costs of these services will be paid by UnumProvident Corporation. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Separate Account c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a proxy has been previously submitted. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to Contractowners on or about March 15, 2002.

The annual report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 2001, including financial statements, has been previously provided. An additional copy of the annual report will be provided free of charge to any Contractowner. Contractowners may contact Linda Daughetee toll free at (800) 718-8824 to request the annual and/or semi-annual reports.

On the record date, February 22, 2002, there were outstanding 238,203.559 units of the Separate Account with a total value of $3,221,947.29 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such record date. Contractowners of record at the close of business on February 22, 2002, who are still Contractowners on April 9, 2002, will be entitled to vote at the meeting.

Units eligible to be voted for which a proxy card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned proxy card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned proxies will not be counted for quorum or voting purposes. For issues as to which it is a choice on the proxy, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an "ABSTENTION" rather than as either a vote "FOR" or "AGAINST."

For purposes of the Annual Meeting, a quorum is the presence in person or by proxy of a majority in interest of the Contractowners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by proxy will determine the adoption or rejection of the matters specified in the Notice.

                             CONTRACTOWNER PROPOSALS

Contractowners' proposals must be received by the Separate Account c/o UnumProvident Corporation at 1 Fountain Square, Chattanooga, Tennessee 37402,
Attention: Susan N. Roth, no later than January 31, 2003, to be considered for presentation at the April 8, 2003, Annual Meeting of Contractowners.

                     OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the record date, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Allstate Assurance Company (the "Company"), as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the record date, February 22, 2002:


Name                      Address                       Number of Units       Percent
----                      -------                       ---------------       -------
                                                        Beneficially Owned
                                                        ------------------

Gene R. Nevel             6111 Pelham Drive             16,208.738            6.80457
                          Parma, Ohio  44129

Richard A. Krumholz       7629 Kapok Drive              16,133.818            6.77312
                          Sarasota, Florida

William E. Culbertson     1114 Lyn                      12,564.790            5.27481
                          Bowling Green, Ohio 43402


             THE SEPARATE ACCOUNT, THE COMPANY AND THE ADMINISTRATOR

Information about the Separate Account:

The Separate Account is an open-end diversified investment company registered under the Investment Company Act of 1940 (the "Act"), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

Information about the Company:

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"). Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2001, Allstate and its subsidiaries had assets of over $65.7 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock insurance company. The Company is an Illinois stock life insurance company having redomesticated from Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company serves as insurer, and as an investment adviser to the Separate Account. Until March 2002, the Company also served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account is to be terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliate broker-dealer of the Company, is to be entered into effective as of March 30, 2002.

The Company has historically also served as administrator of the Separate Account. On April 29, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement ("Agreement"), dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company ("VALIC"), whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Under an Administrative Services Agreement between the Company and The Paul Revere Life Insurance Company ("Paul Revere") dated September 15, 2000, Paul Revere, a subsidiary of UnumProvident, provides any administrative services on behalf of the Separate Account to the extent not provided by VALIC.

                             INVESTMENT SUB-ADVISER

Information about Provident Investment Management, LLC ("PRIMCO"):

PRIMCO is a Tennessee limited liability company organized in October 1997. It is owned by UnumProvident Corporation ("UnumProvident"). PRIMCO is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with which it was merged in 1997. The managers of PRIMCO were also officers of the Company prior to the sale of the Company from UnumProvident to Allstate effective February 1, 2001. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations department of UnumProvident or its insurance company subsidiaries. As of December 31, 2001, PRIMCO had over $28.2 billion in assets under management.

                                   LITIGATION

There are no legal proceedings pending to which the Company or the Separate Account is a party, or to which their property is subject.

             INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS



          (1)                    (2)                 (3)                  (4)                 (5)                 (6)
     Name, Address,        Position(s) Held     Term of Office         Principal           Number of             Other
         and Age          with the Separate     and Length of        Occupation(s)       Portfolios in       Directorships
                               Account           Time Served      During Past 5 Years   Separate Account   Held by Director
                                                                                          Overseen by       or Nominee For
                                                                                          Director or          Director
                                                                                          Nominee for
                                                                                            Director

Henry E. Blaine (72)      Member,                 2001-2002       B&B Enterprises,             1                 None
                          Board of Managers      25 years of      Partner
                                                   service

H. Grant Law, Jr. (55)    Member,                 2001-2002       President, Newton            1                 None
                          Board of Managers      11 years of      Chevrolet, Inc.;
                                                   service        President, Newton
                                                                  Oldsmobile - GMC
                                                                  Trucks Mitsubishi,
                                                                  Inc.


The member of the Board of Managers listed below is an "interested person" of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.


     Name, Address,        Position(s) Held     Term of Office        Principal           Number of             Other
         and Age            with Separate       and Length of       Occupation(s)       Portfolios in       Directorships
                               Account           Time Served        During Past 5     Separate Account     Held by Director
                                                                        Years            Overseen by        or Nominee For
                                                                                         Director or           Director
                                                                                         Nominee for
                                                                                          Director

David G. Fussell* (54)    Chairman                2001-2002       Senior Vice                 1                  None
                          Board of Managers   8 years of service  President,
                                                                  UnumProvident
                                                                  Corporation,
                                                                  Chattanooga,
                                                                  Tennessee


* Officer of PRIMCO, (the investment sub-advisor of the Separate Account) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not "interested persons" of the Separate Account within the meaning of section 2(a)(190) of the Investment Company Act of 1940 owns beneficially or of record securities of the Company or any of its affiliates.

                      ITEM 1: ELECTION OF BOARD OF MANAGERS

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place. Two regular meetings of the Board of Managers were held in 2001 and each member of the Board attended both of the meetings.

                REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

UnumProvident Corporation paid all expenses relative to the operation of the Separate Account including Board of Managers fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. Each Board member, other than Mr. Fussell, receives an annual retainer of $4,000 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

                    AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

      a.  Review the scope, plan, timing and results of the audit;

      b. Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

      c. Review of auditors' opinion and discussion with auditors of their experiences in conducting the audit.

Members of the Audit Committee include Henry E. Blaine and H. Grant Law. The Audit Committee met twice during its last fiscal year (2001). The Board of Managers has not adopted a written charter for the Audit Committee. The Separate Account does not have nominating or compensation committees.

            ITEM 2: RATIFICATION OF THE SELECTION AND APPOINTMENT OF
                              INDEPENDENT AUDITORS

On February 7, 2002, the Board of Managers, including a majority of members who are not interested persons of the Separate Account, selected Ernst & Young LLP to continue as independent auditors for the ensuing year. This selection was made pursuant to a recommendation of the Audit Committee of the Separate Account. Ernst & Young LLP has served as independent auditors for the Separate Account since August 21, 1967. Ernst & Young LLP has no direct or indirect financial interest in the Separate Account. All fees relating to audit services performed for the Separate Account are paid by UnumProvident Corporation. A representative of Ernst & Young LLP will be available at the annual meeting and will be allowed to make a statement if he desires and/or respond to appropriate questions. The Board of Managers recommends the ratification of the selection of Ernst & Young LLP to serve until the next annual meeting.

                             ITEM 3: OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment in the interest of the Separate Account.

                                  BY ORDER OF THE BOARD OF MANAGERS

                                  /s/ David G. Fussell
                                  ----------------------------------------
                                  David G. Fussell, Chairman

From:                                                             FIRST CLASS
                                                                 U.S. POSTAGE
PROXY TABULATOR                                                      PAID
P.O. BOX 9132                                                       PROXY
HINGHAM, MA 02043-9132                                            TABULATOR







           Please fold and detach card at perforation before mailing
(Down arrow)                                                      (Down arrow)


                                     PROXY
                         PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Allstate Assurance Company Separate Account B (formerly Provident National Assurance Company Separate Account B) to be held at 9:00 a.m. on April 9, 2002, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                                    Date                     2002
                                         -------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                              Contractowner Signature(s) Title (if Applicable)


                         Please fold and detach card at perforation before mailing
           (Down arrow)                                                             (Down arrow)

Please fill in box(es) as shown using black or blue ink or a number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.   [X]


                          Please vote by filling in the appropriate boxes below.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED,
THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.
                                                                                         FOR all         WITHHOLD
1. ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR)     nominees      authority to
     (01) David G. Fussell, (02) Henry E. Blaine and (03) H. Grant Law, Jr.           listed (except   vote for all
                                                                                       as marked to      nominees
(Instruction: To withhold authority to vote for any individual nominee write that      the contrary     listed at
nominee's name on the space provided below.)                                             at left)          left
                                                                                            0               0

   -------------------------------------------------------------------------------
                                                                                           FOR           AGAINST        ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE             0               0              0
   INDEPENDENT AUDITORS FOR SEPARATE ACCOUNT B.
   (Board of Managers favors a vote FOR)

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

                                                                                                                            700